UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2019

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On January 28, 2019, Centene Corporation (“Centene”) held a special meeting of stockholders (the “Special Meeting”), at Centene’s headquarters in St. Louis, Missouri. At the Special Meeting, the stockholders approved an amendment (the “Amendment”) to Centene’s Certificate of Incorporation, as amended, to increase the number of authorized shares of Centene common stock, par value $0.001 per share (“Common Stock”), from 400,000,000 shares of Common Stock to 800,000,000 shares of Common Stock. The full text of the Amendment is attached as Exhibit 3.1 and is incorporated herein by reference.
In December 2018, the Board of Directors approved a two-for-one stock split of Centene’s Common Stock in the form of a 100% stock dividend to be distributed on February 6, 2019 to stockholders of record as of December 24, 2018 (the “Stock Split”).
The Amendment became effective upon Centene’s filing of the Certificate of Amendment to the Certificate of Incorporation of Centene with the Secretary of State of the State of Delaware on February 6, 2019. Centene’s shares of common stock will begin trading at the split-adjusted price on February 7, 2019.
The Stock Split is described in greater detail in Centene’s definitive proxy statement filed with the Securities and Exchange Commission on December 26, 2018.

ITEM 8.01. OTHER EVENTS
On February 7, 2019, Centene issued a press release announcing the filing of the Amendment with the Secretary of State of the State of Delaware on February 6, 2019 and the effectiveness of the Stock Split.
A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Centene Corporation, dated February 6, 2019.
99.1	Press release of Centene Corporation issued on February 7, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	February 7, 2019	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer